Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT (To Prospectus dated July 19, 2019 and Prospectus Supplement dated August 5, 2019, November 4, 2019, February 5, 2020, February 7, 2020 and February 11, 2020)	February 14, 2020

Oxford Lane Capital Corp.

$563,779,647
Common Stock

This prospectus supplement supplements the prospectus supplement dated February 11, 2020 (the “Fifth Prospectus Supplement”), the prospectus supplement dated February 7, 2020 (the “Fourth Prospectus Supplement”), the prospectus supplement dated February 5, 2020 (the “Third Prospectus Supplement”), the prospectus supplement dated November 4, 2019 (the “Second Prospectus Supplement”), the prospectus supplement dated August 5, 2019 (the “First Prospectus Supplement”) and the accompanying prospectus thereto dated July19, 2019 (the “Base Prospectus,” together with the Fifth Prospectus Supplement, the Fourth Prospectus Supplement, the Third Prospectus Supplement, the Second Prospectus Supplement, the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc., which was amended on May 8, 2019, November 4, 2019 and February 5, 2020, which most recent amendment reduced the maximum aggregate offering size of the “at the market” offering from $600,000,000 to $563,779,647.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

Recent Developments

Dividend Declaration of 6.25% Series 2027 Term Preferred Stock

On February 14, 2020, we announced that our Board of Directors declared the required monthly dividends on our 6.25% Series 2027 Term Preferred Shares as follows:

Per Share Dividend Amount Declared		Record Dates	Payment Dates
$0.21267361	(1)	March 17	March 31
$0.13020833		April 15 and May 14	April 30 and May 29

(1)	Includes the initial accrual period commencing February 11, 2020, the date the 6.25% Series 2027 Term Preferred Shares were issued.

In accordance with its terms, the 6.25% Series 2027 Term Preferred Shares will pay a monthly dividend at a fixed rate of 6.25% of the $25.00 per share liquidation preference, or $1.5625 per share per year. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not, in any case, be lower than 6.25% for the 6.25% Series 2027 Term Preferred Shares.